UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2012

One Horizon Group, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

Weststrasse 1, Baar
Switzerland	CH6340
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	011-41-41-7605820

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01—COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 5, 2012, One Horizon Group, Inc. (formerly Intelligent Communication Enterprise Corporation) filed a current report on Form 8-K disclosing its acquisition of all of the issued and outstanding shares of One Horizon Group plc on November 30, 2012.

This Amendment No. 1 to that report amends Item 9.01—Financial Statements and Exhibits to add the historical financial statements of One Horizon Group plc, and the pro forma financial information required by Item 9.01.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(a)          Financial Statements of Business Acquired. Filed herewith, beginning at page F-1, are the audited consolidated financial statements of One Horizon Group plc for the years ended June 30, 2012 and 2011.

(b)          Pro Forma Information. Filed herewith are the following:

Unaudited pro forma condensed consolidated balance sheets of One Horizon Group, Inc. as at September 30, 2012	F-82

Unaudited pro forma condensed consolidated statements of operations for the year ended June 30, 2012	F-83

Unaudited pro forma condensed consolidated statements of operations for the three months ended September 30, 2012	F-86

Notes to the unaudited pro forma condensed consolidated financial statements as at and for the year ended June 30, 2012 and as at and for the three months ended September 30, 2012	F-87

(c)          Shell Company Transactions. Not applicable.

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(d)          The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

10	Material Contracts

10.31	Agreement of Securities Exchange and Plan of Reorganization between Intelligent Communication Enterprise Corporation and One Horizon Group PLC, dated as of October 12, 2012	Incorporated by reference from the Current Report on Form 8-K filed December 5, 2012

99.1	Audited Financial Statements of One Horizon Group plc for the fiscal year ended June 30, 2012	Filed herewith

99.2	Audited Financial Statements of One Horizon Group plc for the fiscal year ended June 30, 2011	Filed herewith

99.3

Unaudited Pro Forma Financial Statements of One Horizon Group, Inc. and One Horizon Group plc consisting of Pro Forma Condensed Consolidated Balance Sheets as at September 30, 2012 and Pro Forma Condensed Consolidated Statements of Operations for the periods ended September 30, 2012 and June 30, 2012, including Notes to Unaudited Pro Forma Consolidated Financial Statements and Basis of Presentation

Filed herewith

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.
Registrant

Date: February 7, 2013	By:	/s/ Martin Ward
Martin Ward
Chief Financial Officer

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